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                                                                    EXHIBIT 10.7

                          AMENDMENT TO LOAN AGREEMENT


         This Amendment to Loan Agreement ("Amendment") is entered into as of the third day of October, 1994, by and between PAXSON COMMUNICATIONS CORP., a Delaware corporation having its principal offices at 18401 U.S. Highway 19 North, Clearwater, Florida 34624 (the "Lender") and WHITEHEAD MEDIA, INC., a Florida corporation having its principal offices at 12144 Classic Drive, Coral Springs, Florida 33071 (the "Borrower").

                              W I T N E S S E T H

         WHEREAS, Lender and Borrower are parties to that certain Loan Agreement dated as of September 22, 1994 and the associated documents referenced in Article III thereof.

         WHEREAS, Borrower was the successful bidder for the Station pursuant to the Bid Procedures authorized and approved by the United States Bankruptcy Court, Southern District of Florida;

         WHEREAS, Lender has agreed to increase the amount of the Loan from $13,150,000 to $18,000,000 so that Borrower can complete the acquisition of the Station;

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Lender and the Borrower agree as follows:

         1.      Amendments.  The Loan Agreement is hereby amended as follows:

         a. Section 1.01 of the Loan Agreement is hereby amended to increase the amount of the Loan available to Borrower under the Loan Agreement from $13,150,000 to $18,000,000. References to Loan or Loans in the Loan Agreement, as hereby amended, shall be deemed to be references to Loan or Loans not to exceed $18,000,000. At no time shall the aggregate principal amount of indebtedness outstanding under the Loan Agreement exceed $18,000,000.

         b. Section 1.02 of the Loan Agreement is hereby amended to indicate that the principal amount of the Loan shall be evidenced by and subject to the terms of a Replacement Promissory Note dated as of even date herewith, substantially in the form set forth as Exhibit 1 hereto (the "Note") and all references to the Note in the Loan Agreement, as hereby amended, shall be deemed to be references to the Replacement Promissory Note.
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         2.      Counterparts.  This Amendment may be executed in counterparts.

         3. References to Loan Agreement. Except as amended hereby, all terms and provisions of the Loan Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Witness:                                   WHITEHEAD MEDIA, INC.

_______________________                    By: /s/ Eddie L. Whitehead
                                              -------------------------

                                           Name: Eddie L. Whitehead
                                                -----------------------

                                           Title: President
                                                 ----------------------


Witness:                                   PAXSON COMMUNICATIONS CORP.

_______________________                    By: /s/ Lowell W. Paxson
                                              -------------------------

                                           Name:
                                                -----------------------
                                           Title:
                                                 ----------------------